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                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration file No. 333-86311, 333-30044 and 333-43178) of Ditech Communications Corporation of our report dated May 24, 2000 relating to the financial statements, which appears in this Form 10-K/A.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
August 9, 2000